THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.


                                     WARRANT
                           To Purchase Common Stock of
                                MEDEWAY.COM, INC.


         1. Grant of Warrant. MedEWay.com, Inc., a Texas corporation (the "Company") hereby grants to MB Software Corporation ("Holder"), the right to purchase from the Company such number of shares of Common Stock as shall result in Holder owning 5% of the outstanding Common Stock of the Company, on a fully diluted basis as of the date of exercise. The Common Stock issuable upon the exercise of this Warrant is sometimes referred to herein as the "Securities."

         2. Exercise Price. The exercise price per share of Common Stock shall be $.001 (the "Exercise Price").

         3. Term; Exercise. The term of this Warrant shall be for a period of ten years, beginning on November 11, 1999 (the "Term"). This Warrant may only be exercised (i) at any time on or after the initial public offering of the Company or (ii) immediately following the sale of all or substantially all of the assets of the Company or (iii) immediately before (x) the sale of all of the outstanding shares of Common Stock of the Company by the holders thereof or (y) the merger of the Company or similar business combination with another entity in which the Company is not the survivor.

         In order to exercise this Warrant, Holder shall deliver to the Company at its principal office shall be designated from time to time by the Company:
(i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Securities to be purchased pursuant to such exercise; (ii) cash or cash equivalent payable to the order of the Company in an amount equal to the aggregate Exercise Price for all Securities to be purchased pursuant to such exercise; and (iii) a subscription for the Securities to be purchased, in the form of the Subscription appearing at the end of this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within ten (10) days thereafter, execute or cause to be executed and deliver to such Holder certificates representing the aggregate number of full Securities issuable upon such exercise, or if the Company has a transfer agent for any of the Securities, to cause such transfer agent to do the same. The stock certificates so delivered shall be registered in the name of Holder, or such other name as shall be designated in said notice, in which case, Holder shall be responsible for any applicable issue or transfer taxes.

         This Warrant shall be deemed to have been exercised and such certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that said notice, together with said payment and Subscription are received by the Company as aforesaid (the "Record Date"). The Holder of this Warrant shall not, by virtue of its ownership of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, Holder shall, for all purposes, be deemed to have become the holder of record of such shares on the Record Date. This Warrant shall remain issued and outstanding until the expiration of the Term.

         4. Taxes. The issuance of any Securities or other certificate upon the exercise of this Warrant shall be made without charge to the registered Holder hereof, or for any tax (other than income tax) in respect of the issuance of such certificate.

         5. Transfer; Replacement. Subject to the provisions of the legend on the face of this Warrant, this Warrant and all options and rights hereunder are transferable, as to all or any part of the number of Securities purchasable upon its exercise, by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant, issue to the transferee a Warrant covering the portion of this Warrant so transferred, and issue to the transferor a Warrant covering the portion of this Warrant not transferred. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company shall issue a new Warrant of like tenor. Any such transfer shall be made in compliance with all applicable Federal and state securities laws, and the transferring Holder agrees to indemnify and hold harmless the Company from any violations thereof.

         6. Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractional Securities upon the exercise of this Warrant. If the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in any Security, the Company shall pay a cash adjustment for such fraction equal to the equivalent market price for such fractional share (as determined in the manner prescribed by the Board of Directors) at the close of business on the exercise date.

         7. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder of this Warrant against impairment.

         8. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of choice of law thereof.

         9. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder hereof and shall be enforceable by any such Holder.

         10. Reservation of Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Warrant, such number of Securities as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued Securities shall not be sufficient to effect the exercise of all or any portion of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Securities to such number of shares as shall be sufficient for such purpose.

         11. Headings. Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

         Dated as of November 11, 1999.

                                                  MEDEWAY.COM, INC.



                                                  By:
                                                  Its:

                          SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


         The undersigned registered owner of that certain Warrant of the Company (the "Warrant") irrevocably exercises the Warrant for and purchases ___________ shares of Common Stock of MedEWay.com, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________________ whose address is _______________________________.

         Dated:_________________________



                                        By:____________________________________

                                        Its:___________________________________

                                        Address:_______________________________

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock set forth below:


                                                         Number of Shares
         Name & Address of Assignee                      of Common Stock
         --------------------------                 -------------------------



and does hereby irrevocably constitute and appoint as Attorney _________________ to register such transfer on the books of MedEWay.com, Inc. maintained for the purpose, with full power of substitution in the premises.


         Dated:_________________________



                                             By:________________________________

                                             Its:_______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

         The Assignee named above, by acceptance of this assignment, agrees to be bound by the terms of this Warrant with the same force and effect as if a signatory thereto.



                                                  (signature)

                                         Address:_______________________________



Dated:______________________